UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 5, 2018

IASO BIOMED, INC.

(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

333-215083	47-3474169
(Commission file number)	(IRS employer identification no.)

7315 East Peakview Avenue Centennial, Colorado	80111
(Address of principal executive offices)	(Zip code)

(720) 389-0650

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective March 5, 2018, IASO BioMed, Inc. (the “Company”) dismissed Moss Adams LLP (“Moss Adams”) as the Company’s independent public accounting firm and engaged BF Borgers CPA PC (“BF Borgers”) to serve as the Company’s independent account firm and the principal accountant to audit the Company’s financial statements. The Company’s board of directors authorized the change in independent registered public accounting firms.

Moss Adams was appointed on November 16, 2017 and has not issued any audit opinions or reports on the financial statements of the Company.

Since the date Moss Adams was appointed, there were no disagreements of the type described in Item 304(a)(1)(iv) of Regulation S-K

Since the date of Moss Adams’ appointment there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the two most recent fiscal years ended December 31, 2016 and through the subsequent interim periods preceding BF Borgers’ engagement, the Company did not consult with BF Borgers on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on the Company’s financial statements, and BF Borgers did not provide either a written report or oral advise to the Company that BF Borgers concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K; except as otherwise described below.  As disclosed in the Company’s periodic filings, in connection with preparation of the financial statements for certain periods, management of the Company concluded that a material weakness in internal control over financial reporting existed as of March 31, 2017, June 30, 2017 and September 30, 2017. The material weakness was disclosed in the periodic filings, which was outlined in the Company’s Forms 10-Q for the quarters ended March 31, June 30 and September 30, 2017.

The Company has provided Moss Adams a copy of the disclosures in this Form 8-K and has requested that Moss Adams furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements herein. A copy of the letter dated March 8, 2018 is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Moss Adams LLP dated March 8, 2018. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IASO BIOMED, INC..

Date: March 8, 2018	By:	/s/ Thomas B. Olson
Thomas B. Olson
Corporate Secretary

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